UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced, on July 30, 2013, Willis Group Holdings Public Company Limited (the “Company”) will host an Investor Conference in New York City, with presentations and webcast to commence at 1:00 p.m. Eastern time. A live audio and video webcast of the conference, together with downloadable presentation materials, will be available through a link in the Investor Relations section of the Company’s website at www.willis.com.

The presentation will include a set of slides, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01. In addition, on July 30, 2013, the Company issued a press release regarding the Investor Conference, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Willis Group Holdings Public Limited Company — July 30, 2013 Investor Conference presentation slides.

99.2	Willis Group Holdings Public Limited Company Press Release issued July 30, 2013.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2013	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Adam L. Rosman
		Name:	Adam L. Rosman
		Title:	Group General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Willis Group Holdings Public Limited Company — July 30, 2013 Investor Conference presentation slides.

99.2	Willis Group Holdings Public Limited Company Press Release issued July 30, 2013.